SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                     Date of Report: - November 20, 2002

                                 BRL Holdings
                                 ------------
              (Exact name of registrant as specified in charter)



     Delaware                    0-15260                    88-0218411
     --------                    -------                    ----------
   Jurisdiction of            Commission File            I. R. S. Employer
   Incorporation                   Number                  Identification
                                                               Number

                  200 Perimeter Road, Manchester, NH 03103
                  ----------------------------------------
                  (Address of principal executive offices)


               Registrant's telephone number:    (603) 641-8443
                                                 --------------

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

     (a) On November 19, 2002, the Registrant terminated Good Swarts Brown & Berns LLP ("former accountants") as its independent accountant and retained Stephen A. Diamond as its certifying accountant. Prior to retaining Stephen
A. Diamond as its independent accountant, the Registrant did not consult with or obtain any oral or written advice from him.

     (b) In connection with the audits of the financial statements of the Registrant for the fiscal years ended June 30, 2001 and 2002, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report. No disagreements occurred between the Registrant and former accountants on any accounting, auditing or reporting issue in any subsequent interim period through the date of their dismissal.


     (c) Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, none of the former accountants' reports on the Registrant's financial statements for the fiscal years ended June 30, 2001 through June 30, 2002 contained an adverse opinion or disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles.

     (d) A letter from the former accountants addressed to the Securities and Exchange Commission stating whether or not they agree with the Registrant's response to this Item is filed as an Exhibit hereto.

     (e) The decision to change accountants was approved by the Board of Directors of the Registrant.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits.
            ------------------------------------------------------------------

     Exhibits

     Letter from Good Swarts Brown & Berns LLP in accordance with Item 4(d).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BRL Holdings, Inc.


                                  /s/Nataliya Hearn, President
                                  ----------------------------


Dated:        November 20, 2002

Good Swartz Brown & Berns LLP letterhead

November 20, 2002


Securities and Exchange Commission
Washington, D. C. 20549


Gentlemen:

We have read the statement made by BRL Holdings Inc, which we understand was filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated November 20, 2002. We agree with the statement insofar as it relates to Good Swarts Brown & Berns LLP. We have no basis on which to comment on references to Stephen A. Diamond or to Item 4(e) of the Form 8-K.


Very truly yours,


/s/ Good Swartz Brown & Berns LLP et al
---------------------------------------
Good Swartz Brown & Berns LLP et al